UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

GREAT AJAX CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13190 SW 68th Parkway, Suite 110 Tigard, OR	97223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 505-5670

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AJX	New York Stock Exchange
7.25% Convertible Senior Notes due 2024	AJXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

2022 Annual Meeting of Stockholders

On May 31, 2022, Great Ajax Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). There were 20,578,609 shares of common stock of the Company represented virtually or by proxy at the Annual Meeting, constituting approximately 88.12% of the 23,352,342 outstanding shares of common stock on April 6, 2022, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: Re-election of eight (8) Directors to serve until the 2023 annual meeting of stockholders.

Name	FOR	WITHHELD
Lawrence Mendelsohn	16,071,070	1,596,779
Russell Schaub	16,443,574	1,224,275
Steven L. Begleiter	15,600,425	2,067,424
John C. Condas	16,439,660	1,228,189
Paul Friedman	16,437,525	1,230,324
Mary P. Haggerty	17,152,576	515,273
Jonathan Bradford Handley, Jr.	17,101,669	566,180
J. Kirk Ogren, Jr.	14,642,378	3,025,471

In addition, there were 2,910,760 broker non-votes associated with the re-election of the directors. All director nominees were duly re-elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2: The ratification of the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the fiscal year ending December 31, 2022.

FOR	AGAINST	ABSTAIN
20,274,661	169,638	134,310

At the Annual Meeting, stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 3: The approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN
16,133,516	902,004	632,329

In addition, there were 2,910,760 broker non-votes associated with the approval of the compensation of the Company’s named executive officers. At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AJAX CORP.

By:	/s/ Lawrence Mendelsohn
Name: Lawrence Mendelsohn
Title: Chief Executive Officer

Date: May 31, 2022